Exhibit 10.3

Silicon Valley Bank

Amendment to Loan Documents

Borrower: Entrada Networks, Inc.
Rixon Networks, Inc. (fka Entrada Networks-AJ, Inc.)
Sync Research, Inc.
Torrey Pines Networks, Inc.
Microtek Systems, Inc.
Date: December 22, 2004

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

The Parties agree to amend the Loan and Security Agreement between them, dated December 14, 2004 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1.    Modified Maturity Date. The Maturity Date set forth in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

"Maturity Date" is January 30, 2005.

2.    Fee. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $1,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower’s loan account.

3.    Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

4.    General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower: ENTRADA NETWORKS, INC. By: /s/ Kanwar J. S. Chadha President By: /s/ Davinder Sethi Secretary or Ass't Secretary	Silicon: SILICON VALLEY BANK By: /s/ Robert Anderson Title Vice President
Borrower: RIXON NETWORKS, INC. By: /s/ Kanwar J. S. Chadha President By: /s/ Davinder Sethi Secretary or Ass't Secretary	Borrower: SYNC RESEARCH, INC. By: /s/ Kanwar J. S. Chadha President By: /s/ Davinder Sethi Secretary or Ass't Secretary
Borrower: TORREY PINES NETWORKS, INC. By: /s/ Kanwar J. S. Chadha President By: /s/ Davinder Sethi Secretary or Ass't Secretary	Borrower: MICROTEK SYSTEMS, INC. By: /s/ Kanwar J. S. Chadha President By: /s/ Davinder Sethi Secretary or Ass't Secretary

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